UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2022 (February 10, 2022)

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	CPTNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “Cepton” and the “Company” refer to Cepton, Inc., a Delaware corporation, and its consolidated subsidiaries.

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Cepton, Inc., a Delaware corporation (the “Company”) (f/k/a Growth Capital Acquisition Corp.), originally filed by the Company on February 11, 2022 (the “Original Report”), in which the Company reported, among other events, the consummation of the Transactions (as defined in the Original Report) on February 10, 2022.

This Amendment No. 1 is being filed solely for the purpose of supplementing the historical consolidated financial statements and pro forma condensed combined financial information provided under Item 9.01(a) and 9.01(b) in the Original Report to include (i) the audited consolidated financial statements of Cepton Technologies, Inc., a Delaware corporation (“Legacy Cepton”), and its subsidiaries as of and for the years ended December 31, 2021 and 2020, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Cepton for the years ended December 31, 2021 and 2020 and (iii) the unaudited pro forma condensed combined financial information of Legacy Cepton and Growth Capital Acquisition Corp. as of and for the year ended December 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 8.01. Other Items.

The Company is supplementing the risk factors set out under “Risk Factors” in the Original Report. This Amendment No. 1 supplements the risk factors with the additional risk factor filed as Exhibit 99.1 hereto and incorporated herein by reference. The additional risk factor should be read in conjunction with the risk factors reported in or filed with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Cepton as of and for the years ended December 31, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference. Also included as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Cepton for the years ended December 31, 2021 and 2020.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Legacy Cepton and Growth Capital Acquisition Corp. as of and for the year ended December 31, 2021 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Additional risk factor
99.2	Audited consolidated financial statements of Legacy Cepton as of and for the years ended December 31, 2021 and 2020
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Cepton for the years ended December 31, 2021 and 2020
99.4	Unaudited pro forma condensed combined financial information of Legacy Cepton and Growth Capital Acquisition Corp. as of and for the year ended December 31, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: March 31, 2022	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer

2